ASSOCIATED BANC-CORP 3Q 2013 EARNINGS PRESENTATION OCTOBER 17, 2013 Exhibit 99.2

FORWARD-LOOKING STATEMENTS
Important note regarding forward-looking statements:
Statements made in this presentation which are not purely historical are forward-looking statements, as defined in the Private Securities Litigation Reform Act of 1995. This includes any statements regarding management’s plans, objectives, or goals for future operations, products or services, and forecasts of its revenues, earnings, or other measures of performance. Such forward-
looking statements may be identified by the use of words such as “believe”, “expect”,
“anticipate”, “plan”, “estimate”, “should”, “will”, “intend”, “outlook”, or similar expressions. Forward-
looking statements are based on current management expectations and, by their nature, are subject to risks and uncertainties. Actual results may differ materially from those contained in the forward-looking statements. Factors which may cause actual results to differ materially from those contained in such forward-looking statements include those identified in the Company’s most recent Form 10-K and subsequent SEC filings. Such factors are incorporated herein by reference.

HIGHLIGHTS

Solid Earnings Despite Mortgage Banking Income Headwinds
Net Income
&
ROT1CE
Balance Sheet
Net Interest Income
&
Net Interest Margin
•
Average loans of $15.7 billion were flat to the second quarter
–
Commercial and Residential Mortgage loans up 1% from the second quarter
–
Home Equity and Installment loans continued to shrink QoQ
•
Net interest income of $161 million was up slightly from the second quarter
–
Net interest margin of 3.13% compared to 3.16% in the prior quarter
Capital
•
Quarterly dividend of $0.08/share
•
Repurchased 1.8 million shares of stock during the third quarter
–
October 4
th
– repurchased additional 1.8 million shares in accelerated program
•
Capital ratios remain very strong with a Tier 1 common equity ratio of 11.64%
Noninterest Income
& Expense
•
Noninterest income of $71 million was down $13 million from the second quarter
–
Mortgage banking income of $4 million, down $16 million from second quarter
–
Core fee based income up $3 million from prior quarter
•
Noninterest expense of $164 million was down $6 million from prior quarter
•
Net income available to common shareholders of $44 million or $0.27 per share
•
YTD Return on Tier 1 Common Equity of 9.8%, compared to 9.4% for YTD 2012
•
Average deposits of $17.6 billion were up 3% from the second quarter

$16.0
$12.0
$8.0
$4.0
$-
$14.9
$15.1
$15.4
$15.7
$15.7
$2.9
$2.8
$2.6
$2.5
$2.4
$3.3
$3.5
$3.6
$3.7
$3.7
$3.4
$3.5
$3.6
$3.7
$3.8
$5.3
$5.4
$5.6
$5.9
$5.9
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
C&BL
CRE
Res Mtg
Home Equity & Installment

($ balances in millions)
% Chg
Residential Mortgage
$53
+1.4%
Commercial Real Estate
$47
+1.3%
Oil & Gas
$46
+13.5%
Power & Utilities
$28
+5.8%
($12)
General Commercial Loans
(0.3%)
($45)
Mortgage Warehouse
(14.1%)
($119)
Home Equity & Installment
(4.8%)
C&BL
+0.3%

Installment
3%
CRE Investor
19%
Home Equity
12%
Construction
5%
Res Mtg
24%
Commercial
& Business
Lending
37%

LOAN PORTFOLIO COMPOSITION

Average Loans of $15.7 billion for Third Quarter 2013
3Q 2013 Average Net Loan Change
Loan Mix – 3Q 2013 (Average)
Average Quarterly Loans ($ in billions)
Peak Average Loans (1Q 2009) $16.4 billion

3.73%
3.70%
3.52%
3.47%
3.42%
-31 bps
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013

0.62%
0.51%
0.45%
0.41%
0.38%
-24 bps
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013

3.26%
3.32%
3.17%
3.16%
3.13%
$156
$161
$158
$160
$161
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
Net Interest Income
Net Interest Margin

GROWING NET INTEREST INCOME WHILE MARGIN COMPRESSES 4 Yield on Interest-earning Assets Cost of Interest-bearing Liabilities Net Interest Income & Net Interest Margin ($ in millions)

69.4%
68.5%
(90 bps)
YTD 2012
YTD 2013

$505
$501
(1%)
YTD 2012
YTD 2013

4,965
4,699
(5%)
3Q 2012
3Q 2013

NONINTEREST INCOME AND EXPENSE

FTE
2
Trend
1 –
Efficiency ratio =
Noninterest expense, excluding amortization of intangibles, divided by sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains, net, and asset gains, net. This is a non-GAAP financial measure. Please refer to the appendix and our press release tables for a reconciliation of this and other non-GAAP items.
2 – FTE = Full Time Equivalent Employees
Noninterest Income - $71 mm in 3Q, down $13 mm from 2Q
Mortgage
Banking
• Lower gains and volumes
Insurance
Revenue
• Normalized revenue
compared to prior quarter
Asset Gain/Loss • Sale of real estate
Noninterest Expense - $164 mm in 3Q, down $6 mm from 2Q
Personnel
Expense
Losses other
than Loans
• Favorable resolution of
legal matter
Legal & Prof.
Fees
• BSA consultant expense
ending
• FTE reductions
Efficiency Ratio
1
Trend
3Q Var
Key Driver(s)
3Q Var Key Driver(s)
($16 mm)
$2 mm
$2 mm
$2 mm
$2 mm
$3 mm
Expense Trend ($ in mm)

$404
$361
$344
$310
$277
1.38%
1.23%
1.12%
1.04%
0.98%
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
Potential Problem Loans
NPA / Assets

$278
$253
$225
$217
$208
1.86%
1.64%
1.45%
1.38%
1.33%
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
Nonaccruals
Nonaccruals / Loans

$18
$21
$14
$14
$5
0.47%
0.55%
0.38%
0.35%
0.14%
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
Net Charge Offs
NCOs / Avg Loans

113%
118%
127%
127%
131%
2.11%
1.93%
1.84%
1.76%
1.74%
3Q 2012
4Q 2012
1Q 2013
2Q 2013
3Q 2013
ALLL/ Nonaccruals
ALLL/ Total Loans

IMPROVEMENT IN CREDIT QUALITY INDICATORS ($ IN MILLIONS) 6

12.44%
12.01%
11.64%
3Q 2011
3Q 2012
3Q 2013

$140
$120
$100
$80
$60
$40
$20
$0
12.50%
10.00%
7.50%
5.00%
2.50%
0.00%
$75
$128
$137
5.9%
9.4%
9.8%
YTD 2011
YTD 2012
YTD 2013

STRONG CAPITAL PROFILE & SUSTAINED
EARNINGS
• Current capital levels are well in excess
of “well-capitalized” regulatory
benchmarks
– Existing capital levels are already
above Basel III capital levels

Tier 1 Common Equity Ratio Net Income Available to Common & ROT1CE
Net Income Available
to Common
($ in millions)
Return on Tier 1
Common Equity

FOCUS ON EFFICIENCY INITIATIVES

Support Service
Consolidation
Branch
Optimization
• Consolidating several support functions from La Crosse into more central locations
• Streamlining consumer and mortgage loan processing operations in reaction to current and anticipated loan demand slowdown
• Consolidating 8 additional branches in Wisconsin and Illinois
• Distribution optimization based on branch locations, transaction trends, strategic fit, and branch profitability and RAROC analysis
• Customer usage patterns and preferences are evolving
On October 10, we announced actions to refine our presence within our footprint, gain efficiencies, and position ourselves for the future.

RECONCILIATION AND DEFINITIONS OF
NON-GAAP ITEMS

YTD 2013 YTD 2012 3Q 2013 2Q 2013 1Q 2013 4Q 2012 3Q 2012
Efficiency Ratio Reconciliation:
Efficiency ratio (1) 70.11% 72.65% 71.10% 69.54% 69.74% 73.71% 72.81%
Taxable equivalent adjustment (1.44) (1.62) (1.49) (1.39) (1.46) (1.57) (1.61)
Asset gains (losses), net 0.26 (1.16) 0.58 (0.01) 0.24 (0.06) (0.98)
Other intangible amortization (0.42) (0.44) (0.44) (0.41) (0.42) (0.43) (0.43)
Efficiency ratio, fully taxable equivalent (1) 68.51% 69.43% 69.75% 67.73% 68.10% 71.65% 69.79%
(1) Efficiency ratio is defined by the Federal Reserve guidance as noninterest expense divided by the sum of net interest income plus noninterest income, excluding investment securities gains / losses, net. Efficiency ratio, fully taxable equivalent, is noninterest expense, excluding other intangible amortization, divided by the sum of taxable equivalent net interest income plus noninterest income, excluding investment securities gains / losses, net and asset gains / losses, net. This efficiency ratio is presented on a taxable equivalent basis, which adjusts net interest income for the tax-favored status of certain loans and investment securities. Management believes this measure to be the preferred industry measurement of net interest income as it enhances the comparability of net interest income arising from taxable and tax-exempt sources and it excludes certain specific revenue items (such as investment securities gains / losses, net and asset gains / losses, net).
Definition of Tier 1 Common Equity:
Common Equity Tier 1 (CET1), a non-GAAP financial measure, is used by banking regulators, investors and analysts to assess and compare the quality and composition of our capital with the capital of other financial services companies. Management uses Tier 1 common equity, along with other capital measures, to assess and monitor our capital position. Common Equity Tier 1 is Tier 1 capital excluding qualifying perpetual preferred stock and qualifying trust preferred securities.